UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2008

DRAGON INTERNATIONAL GROUP CORP.
 (Exact name of registrant as specified in its charter)

Nevada	0-23485	98-0177646
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 201 Guangyuan Road, District C Investment Pioneering Park Jiangbei,
Ningbo, China 315033
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (86) 574-83070703

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

Dragon International Group Corp. (the "Company") hereby incorporates by reference into this Item 7.01 the Company’s presentation materials dated July 9, 2008 and a letter from the Company’s Chief Executive Officer, David Wu, to its shareholders, both of which are attached as Exhibit 99.1 and 99.2, respectively, to this Form 8-K.  A copy of the Company’s presentation materials and letter to its shareholders is furnished as Exhibit 99.1 and 99.2, respectively, to this Form 8-K.

The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	July 9, 2008 presentation materials of Dragon International Group Corp. (furnished herewith).

99.1	David Wu’s letter to shareholders (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2008

Dragon International Group Corp.

By:	/s/ David Wu
David Wu, Chief Executive Officer